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                                     [LOGO]
                                SECURITY CAPITAL

                                                                    Exhibit 99.1
                                                                    ------------

News Release

                                                                        Contact:
                                                        William R. (Todd) Fowler
                                                             Frances W. Josephic
                                                                  (800) 988-4304

                   SECURITY CAPITAL SELLS HOMESTEAD VILLAGE TO
                      BLACKSTONE AFFILIATE FOR $740 MILLION


(November 20, 2001) - Security Capital Group Incorporated (NYSE: SCZ) announced today that it has sold Homestead Village, its extended-stay lodging company, to an affiliate of Blackstone Real Estate Advisors for a total value of $740 million. The consideration received in the transaction includes $480 million in cash, the assumption of $145 million of liabilities, and the issuance to Security Capital of a five-year $115 million note. The note carries an initial coupon of 12% that increases by 100 basis points annually. Net cash proceeds from the transaction, excluding the five-year note and after transaction costs, are expected to be approximately $462 million.

"The sale of Homestead is in keeping with Security Capital's stated intention to exit businesses that do not fit the company's current strategy," said C. Ronald Blankenship, Vice Chairman of Security Capital. "This strategy is to focus capital in six private real estate operating divisions that will lead the industry in high sustainable return on equity and earnings growth." Mr. Blankenship noted that proceeds from the sale will further enhance Security Capital's liquidity. "This transaction places the company in an even stronger position to execute its strategy, as well as to fund additional share repurchases," he said.

The financial impact of the transaction is detailed in the attached supplemental information.

Salomon Smith Barney served as the financial advisor to Security Capital. Bear, Stearns & Co. Inc. served as the financial advisor to Blackstone and provided the mortgage financing for the transaction.

Security Capital is an international real estate operating company. The company's current strategy is to own all or a high percentage of six real estate businesses that function as private operating divisions and to eliminate the discount to the underlying value of its assets. Security Capital currently has ownership positions in 10 real estate operating businesses with combined assets of $16.8 billion, as well as a capital management division with over $2.8 billion of assets under management. The company plans to reposition or sell its investment in several of these businesses and focus its capital in those that hold one of the top two market positions in their specific niche and are able to create measurable brand value, as well as generate significant income from services and managed capital. The principal offices of Security Capital and its

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majority-owned affiliates are in Brussels, Chicago, El Paso, Houston, London,
Luxembourg, New York and Santa Fe.

Blackstone Real Estate Advisors ("BREA") is an affiliate of The Blackstone Group, a private investment bank with offices in New York and London. BREA has raised four funds representing approximately $3.6 billion in total equity. BREA has made more than 100 separate investments in hotels and other commercial properties with a total transaction value exceeding $12 billion. In addition to real estate, The Blackstone Group's core businesses include Mergers and Acquisitions, Restructuring and Reorganization, Private Equity Investing, Private Mezzanine Investing, and Liquid Alternative Asset Management.

                                       ###

This press release contains certain statements that are neither reported financial results nor other historical information. These statements are forward-looking statements within the meaning of the safe-harbor provisions of the U.S. federal securities laws. These statements reflect the current views of Security Capital with respect to future events and are not guarantees of future performance. Because these forward-looking statements are subject to risks and uncertainties, actual future results may differ materially from those expressed in or implied by the statements. Many of these risks and uncertainties relate to factors that are beyond Security Capital's ability to control or estimate precisely, such as future market conditions, the behavior of other market participants, the actions of governmental regulators and other risk factors detailed in Security Capital's reports filed with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Security Capital does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release.

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                       SECURITY CAPITAL GROUP INCORPORATED

     Pro Forma Statements of Earnings Before Depreciation, Amortization and
                            Deferred Taxes (EBDADT)

                    (In thousands, except per share amounts)

                                                                                   Three Months Ended September 30, 2001
                                                                      -----------------------------------------------------------
                                                                                                Sale of Homestead
                                                                         Actual                      Village           Pro Forma
                                                                      -----------------------------------------------------------
Income:
   Equity in EBDADT of investees/divisions                            $  127,773                    $ (22,588)(a)      $ 105,185
   Interest and other income                                               1,504                        6,895 (b)          8,399
                                                                      ----------------------------------------------------------
   Total Income                                                          129,277                      (15,693)           113,584
                                                                      ----------------------------------------------------------

Expenses:
   Operating expenses                                                      5,476                            -              5,476
   Interest expense                                                       18,254                         (758)(c)         17,496
                                                                      ----------------------------------------------------------
   Total Expenses                                                         23,730                         (758)            22,972
                                                                      ----------------------------------------------------------

Convertible preferred share dividends                                      4,509                            -              4,509
                                                                      ----------------------------------------------------------
Basic EBDADT before current income taxes and
   special items                                                         101,038                      (14,935)            86,103
    Current income tax expense                                             9,912                         (282)(d)          9,630
                                                                      ----------------------------------------------------------
Basic EBDADT before special items                                         91,126                      (14,653)            76,473
   Extraordinary loss on retirement of debt, net of tax                     (756)                           -               (756)
                                                                      ----------------------------------------------------------
Basic EBDADT after special items                                      $   90,370                    $ (14,653)         $  75,717
                                                                      ==========================================================

Diluted EBDADT per share before current income
   taxes and special items                                            $     0.70                                       $    0.60
    Current income tax expense                                              0.07                                            0.06
                                                                      ----------                                       ---------
Diluted EBDADT per share before special items                               0.63                                            0.54
    Extraordinary loss on retirement of debt, net of tax                       -                                           (0.01)
                                                                      ----------                                       ---------
Diluted EBDADT per share after special items                          $     0.63                                       $    0.53
                                                                      ==========                                       =========

   The accompanying Notes to Pro Forma Financial Information should be read in conjunction with this statement.

                        Supplemental Information Page 1

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                      SECURITY CAPITAL GROUP INCORPORATED

     Pro Forma Statements of Earnings Before Depreciation, Amortization and
                             Deferred Taxes (EBDADT)

                    (In thousands, except per share amounts)

                                                                                  Nine Months Ended September 30, 2001
                                                                        ------------------------------------------------------
                                                                                              Sale of Homestead
                                                                            Actual                 Village         Pro Forma
                                                                        ------------------------------------------------------
Income:
      Equity in EBDADT of investees/divisions                           $    401,820            $ (75,348) (a)     $   326,472
      Interest and other income                                                7,815               19,493  (b)          27,308
                                                                        ------------------------------------------------------
      Total Income                                                           409,635              (55,855)             353,780
                                                                        ------------------------------------------------------

Expenses:
      Operating expenses                                                      21,373                    -               21,373
      Interest expense                                                        58,895               (5,762) (c)          53,133
                                                                        ------------------------------------------------------
      Total Expenses                                                          80,268               (5,762)              74,506
                                                                        ------------------------------------------------------
Convertible preferred share dividends                                         13,526                    -               13,526
                                                                        ------------------------------------------------------
Basic EBDADT before current income taxes and
     special items                                                           315,841              (50,093)             265,748
      Current income tax expense                                              33,783               (1,597) (d)          32,186
                                                                        ------------------------------------------------------
Basic EBDADT before special items                                            282,058              (48,496)             233,562
      Extraordinary loss on retirement of debt, net of tax                    (2,701)                   -               (2,701)
      Gain on sale of Archstone stock, net of tax                            160,087                    -              160,087
                                                                        ------------------------------------------------------
Basic EBDADT after special items                                        $    439,444            $ (48,496)         $   390,948
                                                                        ======================================================

Diluted EBDADT per share before current income
     taxes and special items                                            $       2.15                               $      1.83
      Current income tax expense                                                0.21                                      0.20
                                                                        -------------                              -----------
Diluted EBDADT per share before special items                                   1.94                                      1.63
      Extraordinary loss on retirement of debt, net of tax                     (0.02)                                    (0.02)
      Gain on sale of Archstone stock, net of tax                               1.01                                      1.01
                                                                        ============                               ===========
Diluted EBDADT per share after special items                            $       2.93                               $      2.62
                                                                        ============                               ===========


  The accompanying Notes to Pro Forma Financial Information should be read in conjunction with this statement.

                        Supplemental Information Page 2

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                      SECURITY CAPITAL GROUP INCORPORATED

                             Pro Forma Balance Sheet

                            As of September 30, 2001

                    (In thousands, except per share amounts)

                                                                                  Sale of Homestead
                                                              Actual                    Village             Pro Forma
-------------------------------------------------------------------------------------------------------------------------
Assets:
   Investees/Divisions:
     BelmontCorp                                      $         127,623          $                -       $       127,623
     CarrAmerica Realty Corporation                             856,847                           -               856,847
     City Center Retail Trust                                   175,722                           -               175,722
     InterPark                                                  294,783                           -               294,783
     ProLogis Trust                                           1,052,855                           -             1,052,855
     Regency Centers Corporation                                882,421                           -               882,421
     SC-Research & Management                                   113,852                           -               113,852
     SC-European Realty                                         440,553                           -               440,553
     Storage USA, Inc.                                          465,920                           -               465,920
   Former Investee:
     Homestead Village Incorporated                             645,644                    (645,644) (e)                -
   Cash & Cash Equivalents                                      307,353                     461,807  (f)          769,160
   Other Assets                                                 168,771                     165,073  (g)          333,844
                                                      -------------------------------------------------------------------
     Total Assets                                     $       5,532,344          $          (18,764)      $     5,513,580
                                                      ====================================================================


Liabilities and Shareholders' Equity:
    Liabilities:
     Accounts Payable and Other Liabilities                   $ 117,700          $                -       $       117,700
     Line of Credit                                                   -                           -                     -
     Long-term Debt                                             699,728                           -               699,728
     Convertible Subordinated Debentures                        221,268                           -               221,268
     Deferred Taxes                                             290,392                      12,800  (h)          303,192
                                                      -------------------------------------------------------------------
     Total Liabilities                                        1,329,088                      12,800             1,341,888
                                                      -------------------------------------------------------------------

    Shareholders' Equity:
     Series B Preferred Shares                                  257,642                           -               257,642
     Common Shareholders' Equity                              3,945,614                     (31,564)            3,914,050
                                                      -------------------------------------------------------------------
     Total Shareholders' Equity                               4,203,256                     (31,564)            4,171,692
                                                      -------------------------------------------------------------------
     Total Liabilities and Shareholders' Equity       $       5,532,344          $          (18,764)      $     5,513,580
                                                      ===================================================================


     NAV per share before deferred taxes              $           28.51                                   $         28.39
                                                      =================                                   ===============

     NAV per share after deferred taxes               $           26.65                                   $         26.45
                                                      =================                                   ===============

   The accompanying Notes to Pro Forma Financial Information should be read in conjunction with this statement.

                         Supplemental Information Page 3

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                      SECURITY CAPITAL GROUP INCORPORATED

                    Notes to Pro Forma Financial Information

On November 20, 2001, Security Capital sold its investment in Homestead Village for a total value of $740 million. The consideration received includes $480 million in cash, the assumption of $145 million in liabilities, and the issuance to Security Capital of a five-year $115 million note. Net cash proceeds, excluding the five-year note and after transaction costs, were approximately $462 million.

The preceding pro formas were prepared in accordance with rules promulgated by the Securities and Exchange Commission for transactional pro formas, except that they reflect EBDADT and interest income on additional cash balances. Management believes they reflect appropriate adjustments for each period to show the performance of Security Capital without Homestead Village.

The accompanying pro forma financial information was prepared as if the sale of Homestead Village had occurred on December 31, 2000 for pro forma statement of EBDADT purposes and on September 30, 2001 for pro forma balance sheet purposes. The net cash proceeds are assumed to pay off short-term debt with remaining cash invested at 3%. Pro forma adjustments are comprised of the following:

(a)  Represents the elimination of equity in EBDADT of Homestead Village.

(b) Represents the interest income on the $115 million note received in the sale and interest income on the additional invested cash balances.

(c) Represents the reduction in interest expense on Security Capital's short-term borrowings.

(d) The decrease in current income tax expense is due to the utilization of net operating losses made available by the sale of Homestead partially offset by the tax impact of increased interest income and reduced interest expense. The elimination of the EBDADT from Homestead Village did not have a significant impact on tax expense because Homestead's taxable income is minimal.

(e)  Elimination of Security Capital's investment in Homestead.

(f)  Represents the net cash proceeds received on sale.

(g) Represents the $115 million of notes received on sale and a current income tax benefit receivable of approximately $50.1 million.

(h) Represents the elimination of deferred taxes related to Security Capital's investment in Homestead.

The accompanying pro forma information does not include any purchases of Security Capital stock. Assuming that the entire net proceeds from the sale of Homestead Village were used to purchase Security Capital stock at the November 19, 2001 closing price of $20.01 per share, the adjusted pro forma results would be:

                                                                Pro Forma            Adjusted Pro Forma
                                                                ---------            ------------------
As of and for the three months ended September 30, 2001:

Diluted EBDADT before special items                               $  0.54                      $   0.61
Net asset value after deferred taxes                              $ 26.45                      $  27.54

For the nine months ended September 30, 2001

Diluted EBDADT before special items                               $  1.63                      $   1.84

                        Supplemental Information Page 4